UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011

POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(763) 542-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On April 28, 2011, at the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of Polaris Industries Inc. (the “Company”), the Company’s shareholders approved the Amended and Restated 2007 Omnibus Incentive Plan.

The Polaris Industries Inc. 2007 Omnibus Incentive Plan (the “Omnibus Plan”) was originally approved by the shareholders on April 19, 2007, and replaced the Company’s 1995 Stock Option Plan, 1999 Broad-Based Stock Option Plan, Restricted Stock Plan, and 2003 Nonemployee Director Stock Option Plan (the “Prior Plans”). As originally adopted, the Omnibus Plan authorized the issuance pursuant to equity-based compensation awards of up to 1,750,000 shares of the Company’s common stock plus the number of shares subject to then outstanding awards under the Prior Plans that subsequently expired or were forfeited or settled in cash. On April 30, 2009, the shareholders approved amendments to the Omnibus Plan that, among other things, increased the maximum number of shares issuable under the Omnibus Plan to 2,750,000.

At the Annual Meeting, the Company’s shareholders, upon the recommendation of the Board of Directors, approved an increase in the aggregate number of shares authorized for issuance under the Omnibus Plan by 4,000,000 shares to 6,750,000 shares.  Shareholders also approved a number of other changes to the Omnibus Plan, including the use of a fungible share pool concept, a presumption for double trigger (instead of single trigger) accelerated vesting following a change in control, establishment of minimum vesting periods for full value awards (three years for service-based vesting and one year for performance-based vesting, subject to limited exceptions), a limitation on unrestricted dividends or dividend equivalent on performance shares or units, elimination of liberal share counting and a requirement that awards will be subject to any compensation recovery policy adopted by our Board of Directors or Compensation Committee.  The summary of the Omnibus Plan is qualified in its entirety by reference to the full text of the Omnibus Plan, which is incorporated herein by reference. A more detailed summary of the Omnibus Plan, as amended, can be found in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on March 10, 2011.

Item 5.07      Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on April 28, 2011.  Proxies for matters to be voted upon at the Annual Meeting were solicited pursuant to Regulation 14 under the Securities Exchange Act of 1934, as amended.  Six proposals were voted upon at the Annual Meeting.  The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 10, 2011.  The final results for the votes regarding each proposal are set forth below.

1.	The following nominees were elected as Class II members of the Board of Directors of the Company for three-year terms ending in 2014:

Name	For	Withhold	Broker Non-Vote
Gary E. Hendrickson	25,815,928	603,640	4,235,504
John R. Menard, Jr.	20,754,546	5,665,021	4,235,504
R. M. (Mark) Schreck	20,545,204	5,874,363	4,235,504
William Grant Van Dyke	22,628,050	3,791,517	4,235,504

The terms of the following directors continued after the Annual Meeting: Robert L. Caulk, Annette K. Clayton, Bernd F. Kessler, Gregory R. Palen, John P. Wiehoff, and Scott W. Wine.

2.	The Amended and Restated 2007 Omnibus Incentive Plan was approved:

Votes For	Votes Against	Abstentions	Broker Non-Vote
22,611,656	3,753,622	54,289	4,235,504

3.	The material terms of the Amended Long Term Incentive Plan were approved:

Votes For	Votes Against	Abstentions	Broker Non-Vote
25,669,478	699,586	50,503	4,235,504

4.	The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2011 was ratified:

Votes For	Votes Against	Abstentions	Broker Non-Vote
29,559,871	1,051,468	43,731	0

5.	The compensation to the Company’s named executive officers was approved:

Votes For	Votes Against	Abstentions	Broker Non-Vote
25,914,525	445,950	59,092	4,235,504

6.	The shareholders voted as follows on the proposal to select the frequency of future votes to approve the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Vote
13,290,015	336,140	12,717,092	76,320	4,235,504

Accordingly, the Company’s shareholders expressed a slight preference for an advisory vote on executive compensation each year. The Board of Directors will consider shareholder votes on this proposal and make a determination regarding the frequency of future shareholder advisory votes on executive compensation within 150 days of the Annual Meeting.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

10.1
Polaris Industries Inc. 2007 Omnibus Incentive Plan (As Amended and Restated April 28, 2011), incorporated by reference to Annex A to the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders filed March 10, 2011

10.2	Polaris Industries Inc. 2007 Omnibus Incentive Plan (As Amended and Restated April 28, 2011) Nonqualified Stock Option Agreement form (Single Trigger)
10.3	Polaris Industries Inc. 2007 Omnibus Incentive Plan (As Amended and Restated April 28, 2011) Nonqualified Stock Option Agreement form (Double Trigger)
10.4	Polaris Industries Inc. 2007 Omnibus Incentive Plan (As Amended and Restated April 28, 2011) Performance Based Restricted Share Award Agreement form (Single Trigger)
10.5	Polaris Industries Inc. 2007 Omnibus Incentive Plan (As Amended and Restated April 28, 2011) Performance Based Restricted Share Award Agreement form (Double Trigger)
10.6	Polaris Industries Inc. 2007 Omnibus Incentive Plan (As Amended and Restated April 28, 2011) Restricted Stock Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 2, 2011

POLARIS INDUSTRIES INC.

/s/ Michael W. Malone
Michael W. Malone
Vice President – Finance and
Chief Financial Officer

EXHIBIT INDEX

10.1
Polaris Industries Inc. 2007 Omnibus Incentive Plan (As Amended and Restated April 28, 2011), incorporated by reference to Annex A to the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders filed March 10, 2011

10.2	Polaris Industries Inc. 2007 Omnibus Incentive Plan (As Amended and Restated April 28, 2011) Nonqualified Stock Option Agreement form (Single Trigger)
10.3	Polaris Industries Inc. 2007 Omnibus Incentive Plan (As Amended and Restated April 28, 2011) Nonqualified Stock Option Agreement form (Double Trigger)
10.4	Polaris Industries Inc. 2007 Omnibus Incentive Plan (As Amended and Restated April 28, 2011) Performance Based Restricted Share Award Agreement form (Single Trigger)
10.5	Polaris Industries Inc. 2007 Omnibus Incentive Plan (As Amended and Restated April 28, 2011) Performance Based Restricted Share Award Agreement form (Double Trigger)
10.6	Polaris Industries Inc. 2007 Omnibus Incentive Plan (As Amended and Restated April 28, 2011) Restricted Stock Award Agreement